UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2007

Commission File Number: 333 - 138951

BLINK COUTURE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(state or other jurisdiction of incorporation or organization)

1107 - 1199 Marinaside Crescent, Vancouver, British Columbia, Canada V6Z 2Y2
(Address of principal executive offices)

(604) 623-3309
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On June 7, 2007, Blink Couture Inc. (“Blink”) entered into a distribution agreement (the “Agreement”) with Sofia Bozikis dba Sofia Bozikis Handbags (“Bozikis Handbags”). Pursuant to the Agreement, Blink will have the non-exclusive right to retail any products created by Bozikis Handbags on the website www.blinkcouture.com or any other websites owned or operated by Blink. Blink has agreed to pay cost price to Bozikis Handbags for any Bozikis Handbags’ products selected from time to time by Blink to sell. Blink will also have the options to sell products on consignment, and to promote and advertise selected products at its discretion.

The term of the Agreement is indefinite and may be terminated by either party with 60 days notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2007	BLINK COUTURE INC.
(Registrant)

By:	/s/ Susanne Milka
Susanne Milka, Director, President,
Chief Executive Officer